[Letterhead]


                                     July 18, 1995

Mr. Ken Boyette
Logical Design Group
6301 Chapel Hill Road
Raleigh, NC 27607

Dear Ken:


    The purpose of this letter is to document landlord and tenant's agreement to change your lease as follows:

1. The tenant's space shall be decreased by the 1,815 square feet at the end of the building closest to Kenny Hawkins Automotive as shown on Exhibit A. The rent for this space, $1,250 a month, shall be deducted from the tenant's current rent of $6,837.89 for a rent of $5,587.89 per month for the 7,086 square feet leased. This change will occur upon tenant's occupancy of space in number 2 below, expected to be by August 1, 1995. The landlord grants the tenant the option to lease the 1,815 square foot space beginning on September 1, 1996, by giving the landlord written notice by June 1, 1996. The gross rental rate for the space if this option is exercised shall be $1,300.00 per month for the first year leased.

2. The tenant shall add to its space above, the space now occupied by Cintee, as shown on Exhibit A, consisting of approximately 2,142 square feet at the same price per foot as the tenant is currently paying, $9.46 per square foot, for a total of $1,689.14 per month additional rent. The total square footage for the reduced original space plus this additional space is 9,228 square feet. The rental rate for this space is $7,277.03. This change will occur upon vacancy of existing tenant, Cintee, expected to be by August 1, 1995.

3. In additional to the above space, the tenant's space shall be increased by a portion of the former ASI Sign Systems warehouse space consisting of 2,404 square feet as shown on Exhibit A. The rental rate for this square footage shall be $4.50 per square foot plus the $1 per square foot TICAM charge for a total of $5.50 per square foot, or $1,101.83 per month. Thus, the total square footage in the tenant's entire space is 11,632 square feet with a monthly payment of $8,378.86. This change will occur upon vacancy by current tenant, ASI Sign, and completion of improvements required to demise the space as shown on Exhibit A. Landlord shall separate and put in good working order the electrical, plumbing, and air conditioning systems. The expected date for this change to occur is November 1, 1995.


[LOGO]

CAROLANTIC REALTY


Mr. Ken Boyette
July 18,1995
Page Two


4. As with the tenant's previous agreement, the base rent charged to the tenant shall not increase for the remainder of the term of this lease. However, the tenant's rent may be adjusted to reflect changes in the operating cost of the building for taxes, insurance, water, trash removal, cardboard recycling, and common area maintenance.

5. The term of the tenant's lease shall be extended to coincide with the lease on the remainder of the former ASI Sign Systems space, November 30, 2002.

6. The tenant shall have the right to lease the remaining 3,500 square feet of the former ASI Sign Systems space at any time after May 31, 2000, by notifying the landlord and the adjacent tenant in writing 12 months prior to the tenant's intended occupancy date. The rent for the additional space, if this option is exercised, shall be the same as the existing tenant has contracted to pay the Landlord for the 3,500 square foot remainder space, for the remainder of its term.

     The attached Exhibit A shows the space to be leased by the tenant. If the above changes are acceptable to you, please signify by signing below on the blanks that I have provided. Thank you for working with Carolantic Realty on your real estate needs.


                                            Sincerely,

                                            /s/ Richard Hibbits
                                            Richard Hibbits


/s/ Jacob  E. Williamson                      /s/ Ken Boyette
-------------------------                   ------------------------
Teal Properties, Jacob Williamson           Logical Design Group, Ken Boyette
Landlord                                    Tenant

                             6303 CHAPEL HILL ROAD NC   -54-
                                       EXHIBIT A

                                      [FLOORPLAN]

                                                  LEASE RESUME
                                                  ------------
BUILDING: TEAL BUILDING                           S-480
        -------------------------------

TENANT & ADDRESS: LOGICAL DESIGN GROUP, INC.       CONTACT:
                  4301 Chapel Hill Road
                  Raleigh, NC 27607
                                                  PHONE: 851-1101

BUILDING SQ. FT.:_______________________
SQ. FT. LEASES: 4,550                             % OF BUILDINGS: _________
                ------------------------

COMMENCEMENT DATE OF LEASE: 4/1/87                Execution dates of Lease:
                           -------                Tenant:__________________
                                                  Landlord:________________
TERM:  5 YEARS             BEGINNING: 4/1/87      ENDING:  12/31/91
     ------------                    ------------        ------------------

RENT:  $36,172.44/year     MONTHLY: $3,014.37     P/S/F: $8.00
     -----------------             --------------       -------------------

PRORATIONS:  TAXES:     LandLord's Responsibility
             INSURANCE:   "           "
             CAM:         "           "
             MECHANICAL MAINTENANCE & INSPECTION COSTS: LandLord's Responsibility

INCREASES: Annual C.P.I.

OPTION TO EXTEND: 1/5 year option
                 ----------------

       TERMS: 180 day advance written notice - 7/1/91
       INCREASE: Annual C.P.I. - 7.5% CAP



SECURITY DEPOSIT: None                              COMMISSION: 6% monthly - RICHARD HIBBITS
                 ----------                                                  ---------------
COMMENTS: 1) Tenant has right of first refusal on           4/1/88 - $3094.71
              adjacent space                                3/1/89 - $3855.49
                                                            4/1/90 - $4142.90
                                                           11/1/90 - $5232.90
LEASE AMENDMENT DATED MAY 23, 1988
----------------------------------
NEW RENTAL RATE:    $3,659.08
NEW SQUARE FOOTAGE:  5,840 square feet (1,290 square feet added) 9/1/91 $430.22 Inst.
                                                                        1040.00 add'l
                                                                        -------
                                                                       $5470.22
LEASE AMENDMENT DATED FEBRUARY 10, 1989           LEASE AMENDMENT - JULY 13, 1990 & NOV 15, 1990
-----------------------------------------         ----------------------------------------------
EFFECTIVE MARCH 1, 1989                           Additional of - 1,246 sf
NEW RENTAL RATE: $3,855.49                        Additional rent - $1,040.00
                                                  Commencement - Nov. 5, 1990
                                                  Expiration - June 30, 1993

LEASE EXTENSION - APRIL 13, 1993
--------------------------------
-Exercises first 5-year option period: 7/1/93 - 6/30/98.
-Current rental rate remains unchanged throughout
 the entire term of option period. Cost of Living
 adjustments called for in lease shall not be in
 affect during the option period.
-All other terms and conditions of lease remain
 unchanged.

LEASE AMENDMENT LETTER - DECEMBER 21, 1994
------------------------------------------
-Tenant space increased by 1,815 sf (former IEP unit). Total - 8,901 sf.
-Leases space as-is except for Landlord getting HVAC system operational and closing demising wall.
-Rent to increase by $1,250.00/month: Total of $6,837.89 per month.
-Increase in space and rent shall be affective 1/1/95.
-All other terms and conditions remain the same.


[logo]
[letterhead]

                                December 21, 1994

Mr. Ken Boyette
Logical Design Company, Inc.
6301 Chapel Hill Road
Raleigh, NC 27607

Dear Ken:

     The purpose of this letter is to document the landlord's agreement to add additional space to your lease in the following manner:

     1. The size of the Tenant's space shall be increased by 1,815 square feet consisting of the unit formerly occupied by IEP, Inc. at the end of the building closest to Kenny Hawkins Automotive.

     2. The tenant shall take the space as-is except for the landlord getting all of the heating systems operational, and closing demising wall.

     3. The tenant agrees to increase its rent by $1,250 per month to a total of $6,837.89 per month.

     4.  The increase in space and rent shall commence January 1, 1995.

     All other terms and conditions of the lease shall remain unchanged. If these changes are acceptable to you, please acknowledge below on the blank that I have provided. Thank you for working with Carolantic Realty on your real estate needs.
                                        Sincerely
                                        /S/ RICHARD HIBBITS
                                        Richard Hibbits

/s/ JAMES KENNETH BOYETTE               /S/ RICHARD HIBBITS
----------------------------            -------------------------
Logical Design, Inc., Tenant            Teal Properties, Landlord



   [LOGO]

                                                  LEASE RESUME
                                                  ------------
BUILDING: TEAL BUILDING                           S-480
        -------------------------------

TENANT & ADDRESS: LOGICAL DESIGN GROUP, INC.       CONTACT:
                  4301 Chapel Hill Road
                  Raleigh, NC 27607
                                                  PHONE: 851-1101

BUILDING SQ. FT.:_______________________
SQ. FT. LEASES: 4,550                             % OF BUILDINGS: _________
                ------------------------

COMMENCEMENT DATE OF LEASE: 4/1/87                Execution dates of Lease:
                           -------                Tenant:__________________
                                                  Landlord:________________
TERM:  5 YEARS             BEGINNING: 4/1/87      ENDING:  12/31/91
     ------------                    ------------        ------------------

RENT:  $36,172.44/year     MONTHLY: $3,014.37     P/S/F: $8.00
     -----------------             --------------       -------------------

PRORATIONS:  TAXES:     LandLord's Responsibility
             INSURANCE:   "           "
             CAM:         "           "
             MECHANICAL MAINTENANCE & INSPECTION COSTS: LandLord's Responsibility

INCREASES: Annual C.P.I.

OPTION TO EXTEND: 1/5 year option
                 ----------------

       TERMS: 180 day advance written notice - 7/1/91
       INCREASE: Annual C.P.I. - 7.5% CAP



SECURITY DEPOSIT: None                              COMMISSION: 6% monthly - RICHARD HIBBITS
                 ----------                                                  ---------------
COMMENTS: 1) Tenant has right of first refusal on           4/1/88 - $3094.71
              adjacent space                                3/1/89 - $3855.49
                                                            4/1/90 - $4142.90
                                                           11/1/90 - $5232.90
LEASE AMENDMENT DATED MAY 23, 1988
----------------------------------
NEW RENTAL RATE:    $3,659.08
NEW SQUARE FOOTAGE:  5,840 square feet (1,290 square feet added) 9/1/91 $430.22 Inst.
                                                                        1040.00 add'l
                                                                        -------
                                                                       $5470.22
LEASE AMENDMENT DATED FEBRUARY 10, 1989           LEASE AMENDMENT - JULY 13, 1990 & NOV 15, 1990
-----------------------------------------         ----------------------------------------------
EFFECTIVE MARCH 1, 1989                           Additional of - 1,246 sf
NEW RENTAL RATE: $3,855.49                        Additional rent - $1,040.00
                                                  Commencement - Nov. 5, 1990
                                                  Expiration - June 30, 1993

LEASE EXTENSION - APRIL 13, 1993
--------------------------------
-Excercises first 5-year option period: 7/1/93 - 6/30/98.
-Current rental rate remains unchanged throughout
 the entire term of option period. Cost of Living
 adjustments called for in lease shall not be in
 affect during the option period.
-All other terms and conditions of lease remain
 unchanged.

LEASE AMENDMENT LETTER - DECEMBER 21, 1994
------------------------------------------
-Tenant space increased by 1,815 sf (former IEP unit). Total - 8,901 sf.
-Leases space as-is except for Landlord getting HVAC system operational and closing demising wall.
-Rent to increase by $1,250.00/month: Total of $6,837.89 per month.
-Increase in space and rent shall be affective 1/1/95.
-All other terms and conditions remain the same.


                                TEAL PROPERTIES
                                517 Pylon Drive
                              Raleigh, N.C. 27606



March 13, 1992



Logical Design Group
Attention: Accounts Payable
6301 Chapel Hill Road
Raleigh, N.C.  27607



Dear Sir,

Per the terms of your lease, I would like to advise you of a rent increase for the space occupied at 6301 Chapel Hill Road. The increase is based upon the Consumer Price Index and has been calculated as follows:


CPI January 1992         413.8   =   1.17958951 x $3,855.49  =  $4,547.89
------------------------------
CPI April 1988           350.8

          1992 Base Rate . . . . . . . . . $4,547.89
          Rent for additional space. . . . $1,040.00
                                           ---------
          New Rent . . . . . . . . . . . . $5,587.89


Please make your April and future rent payments for the sum of $5,587.89. Your next rent adjustment will be April 1993.

Please do not hesitate to give me a call at 828-5147 should you have any questions pertaining to the calculations. Thank you for your assistance is this matter.



Sincerely,



George R. Cox

                                  TEAL PROPERTIES
                                  517 Pylon Drive
                                 Raleigh, NC  27606



March 17, 1992



Quality Sign Systems, Inc.
D/B/A ASI Sign Systems
Attn: Donald Bever
6307 Chapel Hill Road
Raleigh, NC  27607



Dear Sir,

Per the terms of your lease, we are providing you with totals of year end expenses (more specifically expenses such as taxes, insurance, and common area maintenance) for your referenced location. Below please find a breakdown of these expenses:

          Water/sewer                $1,180.26          TAXES:     $5,443.78
          Electricity                 1,065.18          -----
          Trash removal               2,495.92
          Grounds Maintenance         2,442.50
                                     ---------      INSURANCE:     $  977.00
                                                    ---------
                        TOTAL CAM    $7,203.86
                        ---------


ASI's occupancy is 5,400 square feet, or 28.9% of the total building (18,700 square feet = 100%). Total expenses for taxes, insurance, and CAM were $13,624.64. Your Pro Rata share is calculated as follows:


     $13,624.66 x 28.9% =  $3,937.52  =  $328.12
                          -----------
                           12 months


(Please note that this is the first Pro Rata increase in several years. Actually, the previous two years the Pro Rata costs decreased.)

Because you have optioned to make a lump sum payment of your Pro Rata share at the end of the calendar year, monthly installments need not be made. Your December rent check needs to include a payment of $3,818.01 (3 months at $288.31 and 9 months at $328.12) for your Pro Rata share.

Your base rent is next due for revision/review on May 1, 1992 and you will be advised of the new rate in April.

A review of your lease file revealed that we do not have a current copy of your certificate of insurance. Please ask your insurance agent to forward one to us at the above address.

If you have any questions please give me a call at 828-5147.





Sincerely,



George R. Cox

                                    [LETTERHEAD]

                                                July 13, 1990

Mr. Ken Boyette
Logical Design Group, Inc.
6301 Chapel Hill Road
Raleigh, North Carolina  27607

Re:  Lease Addendum

Dear Ken:

     This letter shall serve as an addendum to your lease on 6301 Chapel Hill Road commencing April 1, 1987. The undersigned hereby agree to make the following changes to the lease:

     1. The demised premises shall increase by a net square footage of 1,246 feet, as shown on Exhibit "A." (The Tenant shall delete from its demised premises 504 square feet of warehouse area and add 1,750 square feet of area.)

     2. The rent for the demised premises shall increase by $1,040.00 per month upon completion of the improvements shown on Exhibit "A."

     3. The Landlord shall pay for the construction of the improvements shown on Exhibit "A."

     4. The lease term shall be extended by one and one-half years with a new termination of the lease being June 30, 1993.

     All other terms and conditions of the lease shall remain the same. If these terms are acceptable to you, please acknowledge so on the blank provided below.


ACKNOWLEDGED AND AGREED TO:

Logical Design                         Teal Properties
Tenant                                 Landlord
By:                                    By:



/S/ JAMES KENNETH BOYETTE              /S/ RICHARD HIBBITS
------------------------------         -------------------------------

          P.O. Drawer 1580 Raleigh, N.C. 27602  (919)832-0594
 E. Stephen Stroud, Individual Membership in the Society of Industrial
                        and Office Realtors
                              [LOGO]

                                     [LOGO]

                                         July 13, 1990

Mr. Ken Boyette
Logical Design Group, Inc.
6301 Chapel Hill Road
Raleigh, North Carolina 27607

Re:  Lease Addendum

Dear Ken:

     This letter shall serve as an addendum to your lease on 6301 Chapel Hill Road commencing April 1, 1987. The undersigned hereby agree to make the following changes to the lease:

     1. The demised premises shall increase by a net square footage of 1,246 feet, as shown on Exhibit "A." (The Tenant shall delete from its demised premises 504 square feet of warehouse area and add 1,750 square feet of area.)

     2. The rent for the demised premises shall increase by $1,040.00 per month upon completion of the improvements shown on Exhibit "A."

     3. The Landlord shall pay for the construction of the improvements shown on Exhibit "A."

     4. The lease term shall be extended by one and one-half years with a new termination of the lease being June 30, 1993.

     All other terms and conditions of the lease shall remain the same. If these terms are acceptable to you, please acknowledge so on the blank provided below.

     ACKNOWLEDGED AND AGREED TO:

     Logical Design                            Teal Properties
     Tenant                                    Landlord
     By:                                       By:


   /S/ JAMES KENNETH BOYETTE                   /S/ RICHARD L. HIBBITS
   ----------------------------               ----------------------------

                   P.O. Drawer 1550  Raleigh, N.C. 27602  (919) 832-0594
                        E. Stephen Stroud, Individual Membership
                               in the Society of Industrial
                                    and Office Realtors
                                         [LOGO]

                                   [LOGO]

                                        April 25, 1989


Ms. M. G. Hardy
Mr. Ken Boyette
Logical Design Company
6301 Chapel Hill Road
Raleigh, North Carolina 27607

Dear M. G. and Mr. Boyette:

On February 10, 1989, Richard Hibbits sent you a letter informing you that the office work was complete and that your rental payments were to increase by $196.41 per month. However, the new total monthly rental figure of $3,291.12 was incorrect. (A copy of this letter is enclosed for your convenience.)

Your correct monthly rental figure is $3,855.49 and became effective March 1, 1989. We have received $3,291.12 per month for the months of March and April. Please remit an additional $1,128.74 for these months.

We apologize for any inconvenience our miscalculations may have caused. Thank you for your assistance in this matter and please feel free to call should you have any questions.

                                        Sincerely,

                                        /S/ NORMA FRENCH

                                        Norma French

Enclosure


                   P.O. Drawer 1550  Raleigh, N.C. 27602  (919) 832-0594
      E. Stephen Stroud, Individual Membership in the Society of Industrial
                              and Office Realtors
                                   [LOGO]

[LOGO]

                                             February 10, 1989

M. G. Hardy
Ken Boyette
Logical Design Company
6301 Chapel Hill Road
Raleigh, North Carolina

Dear Ken and M.G.:

     Bobbit & Associates finally sent us the bill for the office work to your space. Based on the cost of the work that Bobbit performed, your rent will increase by $196.41 per month beginning March 1, 1989. Your total monthly rent at that time will be $3,291.12.

     Please call me if you have any questions about these figures.

                                             Sincerely,

                                             Richard Hibbits

[letterhead]
                                  [Logo]


                                     March 22, 1988



Logical Design Group, Inc.
ATTENTION:  Accounts Payable
6301 Chapel Hill Road
Raleigh, North Carolina 27607

Dear Madam or Sir:

Per the terms of your lease, I would like to advise you of a rent increase for the space occupied at 6301 Chapel Hill Road effective April 1, 1988. This increase is based upon the Consumer Price Index and has been calculated as follows:


CPI January, 1988 - 346.7
-------------------------
CPI April, 1987   - 337.7   = 1.026651 x $3,014.37 (commencement rent) =

                        $3,094.71 NEW MONTHLY RENT


Please do not hesitate to call me should you have any questions pertaining to the calculations. Thank you for your assistance in this matter.

                                     Sincerely,


                                     /S/ NORMA FRENCH
                                         Norma French

CC: Teal Properties







                P.O. Drawer 1550   Raleigh, N.C. 27602 (919) 632-0894

                  E. Stephen Stroud, Individual Membership in the
                    Society of Industrial and Office Realtors

                                   [Logo]

                                                                LEASE RESUME
                                                                ----- ------
BUILDING: Teal Building
          --------------------------------------------------          S-480

TENANT & ADDRESS:  LOGICAL DESIGN GROUP, INC.                   CONTACT:
                   6301 Chapel Hill Road
                   Raleigh, NC      27607                       PHONE: 851-1101

BUILDING SQ. FT.: ------------------------

SQ. FT. LEASED:     4,550                                       # OF BUILDING: ---------
                 -------------------------
COMMENCEMENT DATE OF LEASE:    4/1/87                            Execution Dates of Lease:
                           ---------------------
                                                                Tenant: ----------------
                                                                Landlord: --------------

TERM:   5 YEARS                  BEGINNING:   4/1/87            ENDING:    12/31/91
     ---------------                        ---------------             ----------------

RENT:   $36,172.44/year          MONTHLY:   $3,014.37           P/S/F:     $8.00
     ------------------                   -----------------            -----------------

PRORATIONS:   TAXES:        Landlord's Responsibility

              INSURANCE:    "              "

              CAM:          "              "

              MECHANICAL MAINTENANCE & INSPECTION COSTS:  Landlord's Responsibility

INCREASES:    Annual C.F.I.

OPTION TO EXTEND:   1/5 year option
                    -------------------------------------

     TERMS:  180 day advance written notice - 7/1/91
                                              ------
     INCREASES:  Annual C.F.I. = 7.5% CAP

SECURITY DEPOSIT:  None                                         COMMISSION:  6% monthly - RICHARD HIBBITS
                   ----                                                                   ---------------

COMMENTS:  1) Tenant has right of first refusal on                  4/1/88  $3,094.71
              adjacent space                                        7/1/88  $3,659.08
                                                                    3/1/89  $3,855.49
                                                                    4/1/90  $4,142.40
                                                                   11/4/90  $5,232.90
LEASE AMENDMENT DATED MAY 23, 1988                                  4/1/91             $4,430.22 Init
--------------------------------------                                                 $1,040.00 Add'l    4/1/92 - $5,587.36
NEW RENTAL RATE:  $3,659.08                                                            ---------
NEW SQUARE FOOTAGE: 5,840 square feet (1,290 square feet added)                        $5,470.22

LEASE AMENDMENT DATED FEBRUARY 10, 1989
---------------------------------------            LEASE AMENDMENT - July 13, 1990 & Nov. 15, 1990
EFFECTIVE MARCH 1, 1989                            ------------------------------------------------
NEW RENTAL RATE:  $3,855.49                        Additional sf - 1,246 sf
                                                   Additional rent - $1,040.00
                                                   Commencement - Nov. 5, 1990
                                                   Expiration - June 30, 1993


LEASE EXTENSION - APRIL 13, 1993
--------------------------------------
-Exercises first 5-year option period:  7/1/93 - 6/30/98.
-Current rental rate remains unchanged throughout
 the entire term of option period. Cost of Living
 adjustments called for in Lease shall not be in
 effect during the option period.
-All other terms and conditions of lease remain
 unchanged.


LEASE AMENDMENT LETTER - DECEMBER 21, 1994
------------------------------------------
-Tenant space increased by 1,815 sf (former IEP unit). Total - 8,901 sf.
-Leases space as-is except for Landlord getting HVAC system operational and closing demising wall.
-Rent to increase by $1,250.00/month:  Total of $6,837.89 per month.
-Increase in space and rent shall be effective 1/1/95.
-All other terms and conditions remain same.




                                                                LEASE RESUME
                                                                ----- ------
BUILDING: Teal Building
          --------------------------------------------------          S-480

TENANT & ADDRESS:  LOGICAL DESIGN GROUP, INC.                   CONTACT:
                   6301 Chapel Hill Road
                   Raleigh, NC      27607                       PHONE: 851-1101

BUILDING SQ. FT.: ------------------------

SQ. FT. LEASED:     4,550                                       # OF BUILDING: ---------
                 -------------------------
COMMENCEMENT DATE OF LEASE:    4/1/87                           Execution Date of Lease:
                            ---------------------
                                                                Tenant: ----------------
                                                                Landlord: --------------

TERM:   5 YEARS                  BEGINNING:   4/1/87            ENDING:    12/31/91
     ---------------                        ---------------             ----------------

RENT:   $36,172.44/year          MONTHLY:   $3,014.37           P/S/F:     $8.00
     ------------------                   -----------------            -----------------

PRORATIONS:   TAXES:        Landlord's Responsibility

              INSURANCE:    "              "

              CAM:          "              "

              MECHANICAL MAINTENANCE & INSPECTION COSTS:  Landlord's Responsibility

INCREASES:    Annual C.F.I.

OPTION TO EXTEND:   1/5 year option
                    -------------------------------------

     TERMS:  180 day advance written notice - 7/1/91
                                              ------
     INCREASES:  Annual C.F.I. = 7.5% CAP

SECURITY DEPOSIT:  None                                         COMMISSION:  6% monthly - RICHARD HIBBITS
                   ----                                                                   ---------------

COMMENTS:  1) Tenant has right of first refusal on                  4/1/88  $3,094.71
              adjacent space                                        7/1/88  $3,659.08
                                                                    3/1/89  $3,855.49
                                                                    4/1/90  $4,142.40
                                                                   11/4/90  $5,232.90
LEASE AMENDMENT DATED MAY 23, 1988                                  4/1/91             $4,430.22 Init
--------------------------------------                                                 $1,040.00 Add'l    4/1/92 - $5,587.36
NEW RENTAL RATE:  $3,659.08                                                            ---------
NEW SQUARE FOOTAGE: 5,840 square feet (1,290 square feet added)                        $5,470.22

LEASE AMENDMENT DATED FEBRUARY 10, 1989
---------------------------------------            LEASE AMENDMENT - July 13, 1990 & Nov. 15, 1990
EFFECTIVE MARCH 1, 1989                            ------------------------------------------------
NEW RENTAL RATE:  $3,855.49                        Additional sf - 1,246 sf
                                                   Additional rent - $1,040.00
                                                   Commencement - Nov. 5, 1990
                                                   Expiration - June 30, 1993


LEASE EXTENSION - APRIL 13, 1993
--------------------------------------
-Exercises first 5-year option period:  7/1/93 - 6/30/98.
-Current rental rate remains unchanged throughout
 the entire term of option period. Cost of Living
 adjustments called for in lease shall not be in
 effect during the option period.
-All other terms and conditions of lease remain
 unchanged.



                                 [LOGO]

                                         April 13, 1993


Mr. Ken Boyette
Logical Design Group
6301 Chapel Hill Road
Raleigh, North Carolina

Re: Lease Extension

Dear Ken:

     Thanks for your time on the phone today. The purpose of this letter is to document the following modifications in the lease between Logical Design Group and Teal Properties at 6301 Chapel Hill Road, Raleigh, N.C.

1. The current rental rate for the building shall remain unchanged throughout the entire term of the tenant's first five (5) year option period. The cost of living adjustments called for in the lease shall not take effect during the tenant's option period.

2. Logical Design Group hereby exercises its first five (5) year extension on the lease.

     All other terms and conditions of this lease shall remain unchanged. If these changes are acceptable to you, please acknowledge by signing on the blank provided below. Thank you for working Carolantic Realty.


                                           Sincerely,

                                           /S/ RICHARD HIBBITS
                                           Richard Hibbits


Tenant:                                    Landlord:
Logical Design Group                       Teal Properties


/S/ JAMES KENNETH BOYETTE                  /S/ RICHARD HIBBITS
-------------------------                  -------------------------


      P.O. DRAWER 1550   RALEIGH, N.C. 27602    (919) 832-0594
 Individual Membership in the Society of Industrial and Office Realtors


                                  [LOGO]

                                                                LEASE RESUME
                                                                ------------

BUILDING:     TEAL BUILDING                                            S-480
         -------------------------------------

TENANT & ADDRESS:  LOGICAL DESIGN GROUP, INC.            CONTACT:
                   6301 Chapel Hill Road
                   Raleigh, NC       27607
                                                         PHONE #: 851-1101

BUILDING SQ. FT.:
                 --------------
SQ. FT. LEASED:  4,550                                   % OF BUILDING:
               ----------------                                        -------

COMMENCEMENT DATE OF LEASE:    4/1/87                Executive dates of lease:
                           --------------
                                                     Tenant:
                                                            ------------------
                                                     Landlord:
                                                              ----------------

TERM:   5 years          BEGINNING:  4/1/87          ENDING:  12/31/91
     --------------                --------------           ------------------

RENT: $36,172.44/year    MONTHLY:  $3,014.37         P/S/F:   $8.00
     --------------              ----------------          -------------------

PRORATIONS: TAXES:     Landlord's Responsibility

            INSURANCE:      "              "

            CAM:            "              "

            MECHANICAL MAINTENANCE & INSPECTION COSTS: Landlord's Responsibility

INCREASES:  Annual C.P.I.

OPTION TO EXTEND:     1 / 5 year option
                 ------------------------------------------

     TERMS:   180 day advance written notice - 7/1/91
                                               ------

     INCREASES:   Annual C.P.I. - 7.5% CAP


SECURITY DEPOSIT:   None               COMMISSION: 6% monthly - RICHARD HIBBITS
                 --------------                                ----------------

COMMENTS:  1) Tenant has right of first refusal on     4/1/88   $ 3094.71
              adjacent space                           3/1/89   $ 3855.49
                                                       4/1/90   $ 4142.90
LEASE AMENDMENT DATED MAY 23, 1988:                   11/1/90   $ 5232.90
----------------------------------
NEW RENTAL RATE:   $3,659.08
NEW SQUARE FOOTAGE: 5,840 square feet                  4/1/91     4430.22 Init
 (1,290 square feet added)                                        1040.00 Add'l
                                                                  -------------
                                                                $ 5470.22

LEASE AMENDMENT DATED FEBRUARY 10, 1989:      LEASE AMENDMENT - July 13, 1990 & Nov. 15, 1990:
----------------------------------------      -------------------------------------------------
EFFECTIVE MARCH 1, 1989                       Additional sf - 1,246 sf
NEW RENTAL RATE: $3,855.49                    Additional rent - $1,040.00     4/1/92  $ 5587.86
                                              Commencement - Nov. 5, 1990
                                              Expiration - June 30, 1993

                                 TEAL PROPERTIES
                                 517 Pylon Drive
                               Raleigh, N.C. 27606


March 20, 1991



Logical Design Group
Attention: Accounts Payable
6301 Chapel Hill Road
Raleigh, N.C.  27606


Dear Sir,

Per the terms of your lease, I would like to advise you of a rent increase for the space occupied at 6301 Chapel Hill Road. The increase is based upon the Consumer Price Index and has been calculated as follows:

CPI January 1991     403.1     =  1.1490578 x $3,855.49  = $4,430.22
--------------------------
CPI April 1988       350.6

           1991 Base Rate...................$4,430.22
           Rent for additional space........$1,040.00
                                            ---------
           New Rent.........................$5,470.22

Please make your April and future rent payments for the sum of $5,470.22. Your next rent adjustment will be April 1992.

Please do not hesitate to give me a call at 828-5147 should you have any questions pertaining to the calculations. Thank you for your assistance in this matter.


Sincerely,




George R. Cox

                                              November 15, 1990

M.G. Hardy
Logical Design Group
6301 Chapel Hill Road
Raleigh, North Carolina 27607

Re:  Commencement of Lease Addendum

Dear M.G.:

     Thank you for your time on the phone today. This letter shall document the commencement of the expansion space called for in the July 13, 1990 lease addendum. Logical Design was able to get power to the new space November 5, 1990. The pro rated additional rental for the balance of November is $867.00 (25 days divided by 30 days x $1040 - $867). Beginning December 1, your regular lease payment for the new space is $4,895.49 ($3,855.49 current rent plus $1,283 additional rent for new space minus $243 rent on ASI space).

     Thank you for working with Jake and I on your expansion needs.

                                              Sincerely,

                                              Richard Hibbits

RH:st

                                    MAY 23, 1988
                                 AMENDMENT TO LEASE
                          LOGICAL DESIGN COMPANY, TENANT
                             TEAL PROPERTIES, LANDLORD
               6301 Chapel Hill Road, Raleigh, North Carolina Property

The undersigned Landlord and Tenant agree to amend the above lease as follows:

   1) The premises shall be enlarged according to the attached Exhibit C, which shall add 1,290 square feet to the space.

   2) The Landlord, at its sole expense, shall install a 3'0'' wide personal door prior to July 1, 1988, in a location specified by the Tenant. The Landlord shall be responsible for installing a demising wall as shown on Exhibit C, as well as warehouse lighting in the Tenant's new space.

   3) The base rent under the lease shall increase by $564.37 per month, effective July 1, 1988.

All other terms and conditions of the lease shall remain the same.

LANDLORD:                                  TENANT:

TEAL PROPERTIES                            LOGICAL DESIGN

BY: /S/ RICHARD HIBBITS                    BY: /S/ JOHN KENNETH BOYETTE
   -----------------------                    ------------------------------

   [FLOORPLAN]

LEASE                                                                 [LOGO]

NORTH CAROLINA:

WAKE COUNTY:


     THIS LEASE, made this the first day of August, 1986, by and between Teal Properties, a North Carolina General Partnership, hereinafter "Landlord", and Logical Design Group, Inc., a N.C. Corporation hereinafter (whether one or more) "Tenant";

                                   WITNESSETH:

     Upon the terms and conditions hereinafter set forth, the Landlord leases to Tenant and Tenant leases from Landlord property referred to as the Demised Premises, all as follows:

     1. DEMISED PREMISES. The property hereby leased to Tenant is that area shown on Exhibit A hereto attached, which consists of approximately 4550 square feet, which is located in what is sometimes called the Logical Design Building, located at Chapel Hill Road, Raleigh, Wake County, North Carolina, together with such common spaces in the building and on the lot where the building is located as are hereinafter specified (but none other), which leased property is herein referred to as the Demised Premises.

     2. TERM. This lease shall commence on the earlier of the date that Tenant takes possession of any part of the Demised Premises or December 23, 1986, whichever first occurs, and shall terminate (unless extended as herein provided) at midnight on December 31, 1991. Providing that Tenant not be in default under any of the provisions hereof, and provided further that Tenant give Landlord one hundred eighty (180) days advance written notice of intent to do so. Tenant shall have the right to extend this lease for an additional period of five years, at a rental rate determined as provided under Paragraphs 4 and 5.

     3. USE. Tenant may use the Demised Premises for Electronic design & assembly purposes, but for none other without Landlord's prior written consent, but in no event shall Tenant make any use of the property which is in violation of any lawful governmental laws, rules or regulation insofar as they might relate to Tenant's use and occupancy of the premises, nor may Tenant make any use of the premises not permitted by any restrictive covenants which apply to the Demised Premises, or which is or might constitute a nuisance, or which increases the fire insurance premiums (or makes such insurance unavailable to Landlord) on the building. Tenant shall not permit its agents, employees, or invitee's to place excessive loads on the parking lots and drives, the maximum load for any vehicle shall not exceed eight (8) KIPS per axle for vehicles parking in the customer parking area, and twelve (12) KIPS per axle for vehicles in the truck loading areas.

     4. RENT. All rent payable by Tenant shall be without previous demand therefor by Landlord, and without setoff or deduction. The Minimum Rent for the term shall be the sum of $36,172.44 per year which rent shall be payable in equal monthly installments of $3014.37 per month payable on or before the first day of each calendar month during the term of this lease, unless the term commences other than on the first day of the month, in which event rent at the above rate until the end of that month shall be due and payable on the commencement date. In addition to such remedies as may by provided under the Default provisions of this lease, Landlord shall be entitled to a late charge of two (2%) per cent of the amount of the monthly rent if not received when due, and a charge of five (5%) per cent of the rent for any check given by Tenant not paid when first presented by Landlord.

     5. ADDITIONAL RENT. For each twelve month period following the preceding twelve full months of the lease, Tenant shall pay as Additional Rent any such amounts as may be necessary to bring the purchasing power of the Minimum Rent to a level equivalent to that of the first twelve months of the Term ("Cost of Living Increase"). The Cost of Living Increase shall be determined by multiplying the Minimum Annual Rent by a fraction, the denominator of which is the Consumer Price Index for All Urban Consumers-U.S. City Average (1967=100), all Items, as published by the Bureau of Labor Statistics, U.S. Department of Labor, for the month of commencement of the Term, and the numerator of which is said Price Index for the third month immediately preceding the twelve month term just concluding. Landlord shall notify Tenant in writing, giving calculations of the amount of Additional Rent, which Additional Rent shall be payable at the same time as, and in addition to Minimum Rent, with Minimum Rent at no time to be less than stated in Paragraph 4. Tenant shall further pay as Additional Rent any sales or use tax imposed on rents collected by Landlord (other than City, State or Federal Income Tax), or any tax or rents in lieu of ad valorem taxes on the building, even though laws imposing such taxes attempt to require the Landlord to pay the same. Increases under this clause shall be limited to a maximum 7.5% in any one year.

     6. SERVICES BY LANDLORD. Landlord shall cause to be furnished to the premises in common with other Tenants, during reasonable business hours, Monday through Friday (excluding national or state holidays), the following services: Common area maintenance, roof & exterior maintenance, cold water for dome uses, Real Estate taxes, Real Estate Insurance, and Mechanical maintenance.

     7. UTILITIES. Tenant shall pay promptly and before any delinquency for non-payment occurs all charges for utilities serving the demised premises, including without limitation, electricity, gas, sewer, and/or oil bills, and in the event that any utilities are not separately metered for Tenant, Tenant shall pay its proper pro-rata portion of such utilities in common with others using off the same meter, provided that on request of Landlord or Tenant, Tenant's use of any particular utility shall be determined by appropriate survey of Tenant's equipment, by monitoring of submeters, or other method fairly evaluating Tenant's use, and after such determination Tenant's charges for utilities uses surveyed shall be adjusted in accordance with such determinations. Tenant shall in such case have the option as to future charges to have installed at its expense separate meters for the utilities in questions.

     8. TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES. Tenant or occupancy of the Demised Premises represents to the Landlord that it has examined and inspected the same, finds them to be as represented by the Landlord and satisfactory for Tenant's intended use, and evidences Tenant's acceptance "as is". Landlord makes no representation or warranty as to the condition of said Demised Premises. Tenant shall maintain (and so deliver at the end of the Lease) each and every part of the Demised Premises (excluding exterior drives, walks and parking areas and common areas in the building to be maintained by Landlord) in good repair and condition, and shall make at Tenant's sole cost and expense such replacements, restorations, renewals or repairs, in quality equivalent or better than the original work replaced, as may be required to so maintain the same ordinary wear and tear only excepted. Tenant, however, shall make no structural or interior alterations of the Demised Premises without Landlord's prior written consent, and any work performed by Tenant shall be done in a good and workmanlike manner, and so as not to disturb or inconvenience other Tenants in the building. Tenant shall not at any time permit any work to be performed on the Demised Premises except by duly licensed contractors or artisans, each of whom must carry general public liability insurance, certificates of which shall be furnished by Landlord. At no time may Tenant do any work that results in a claim of lien against Landlord, and if requested by Landlord on termination of the lease or vacation of the Premise by Tenant. Tenant shall restore at Tenant's sole expense the premises to the same condition as existed at the commencement of the term, ordinary wear and tear only excepted. Landlord, however, may elect to require Tenant to leave alterations performed by it.

    9. DESTRUCTION OF PREMISES. If the Demised Premises are destroyed by fire or other casualty not resulting from the wrongful or negligent act of Tenant, either Landlord or Tenant may by written notice given not later than thirty
(30) days after the date of such destruction, terminate this lease, in which event rent paid for period beyond the date of destruction shall be refunded to Tenant. If there is not total destruction and Tenant reasonably is required to close its operations during repairs, rent shall abate while so closed, but if Tenant is able to continue its operations during repairs, rent shall be adjusted and prorated in the proportion which the area of unusable leased space bears to the total Demised Premises, providing that Landlord shall not in such case have any liability for losses claimed by Tenant. However, if the damages are such that Landlord concludes that restoration cannot be completed within one hundred fifty (150) days, Landlord may at its option terminate this lease. If the premises are damaged by cause due to fault or neglect of Tenant, its agents, employees, invitees, or licensees, Landlord may repair such damage without prejudice to subrogation rights of Landlord's insurer, and there shall be no apportionment or abatement of rent.

    10. ASSIGNMENT - SUBLEASE. Tenant may not assign or encumber this lease, and may not sublet any part or all of the Demised Premises without the written consent of Landlord first had and obtained, which Landlord shall not unreasonably withhold. Any assignment or sublease to which Landlord may consent (one consent not being any basis to contend that Landlord should consent to a further change) shall not relieve Tenant of all of its obligations hereunder. In no event shall this lease be assignable by operation of any law, and Tenant's rights hereunder may not become, and shall not be listed by Tenant, as an asset under any bankruptcy, insolvency or reorganization proceedings. Tenant is not, may not become, and shall never represent itself to be an agent of Landlord, and Tenant expressly recognizes that Landlord's title is paramount, and that it can do nothing to affect or impair Landlord's title.

    11. TENANT'S COMPLIANCE - PROPERTY. Tenant shall comply with all applicable laws, ordinances and regulations affecting the Demised Premises, including general rules for Tenants as may be developed from time to time by Landlord and delivered to Tenant or posted on the premises, and shall hold Landlord harmless from loss, cost or expense resulting from or occasioned by Tenant's use of the Demised Premises, whether caused by Tenant or by its agents, servants, employees, independent contractors or licensees. Tenant shall maintain and care for its personal property on the premises, insure the same to such extent as it deems appropriate, and shall neither have nor make any claim against Landlord for any loss or damage to the same, regardless of the cause therefor, Tenant shall maintain throughout the term of this lease general public liability insurance in amounts acceptable to Landlord and naming Landlord as an insured party, and shall furnish Landlord copies of such policies and evidence of payment of premiums prior to the date such policies would be in default of nonpayment.

    12. SUBORDINATION - ATTORNMENT. This lease shall be deemed subject and subordinate to any mortgage which may heretofore or hereafter be executed by Landlord covering the building and land upon which the building is located, unless the mortgagee request that this lease be superior to its mortgage. In the event any proceedings are brought for foreclosure of any mortgage on the premises, Tenant will attorn to the purchaser at a foreclosure sale and recognize such purchaser as Landlord, providing purchaser agrees not to disturb Tenant's possession so long as it is not in default under the terms of this lease. Tenant shall execute at Landlord's request, and within five
(5) days thereof instruments evidencing the subordinate position of this Lease, and as often as requested shall sign estoppel certificates setting forth the date it accepted possession, that it occupies the premises, the termination date of its lease, and date of which rent has been paid and the amount of monthly rent in effect as of such certification, whether or not it has any defense or offset to the enforcement of the lease, any knowledge it has of any default or breach by Landlord, and that the lease is in full force and effect except as to modifications, agreements or amendments thereto, copies of each of which shall be attached to the certificate. If Landlord seeks a loan on the demised premises, and the proposed mortgagee requires as a condition of making the loan that his lease be modified Tenant agrees to enter into such modification agreement providing that the same does not increase the charges to Tenant, does not vary the area demised, and does not change the term of Tenant's lease.

    13. SIGNS. Tenant may not erect, install or display any sign or advertising material upon the demised premises, the walls thereof, or in any window therein, without the prior written consent of Landlord.

    14. ACCESS TO PREMISES. Landlord shall have the right, either itself or through its authorized agents, to enter the Demised Premises at all reasonable times to examine the same, to show them to prospective Tenants for other spaces in the building, or for the Demised space if within one hundred eighty (180) days of the termination date hereof (notice to extend not having been given), to allow inspection by mortgagees, and to make such repairs, alterations or changes as Landlord deems necessary. Tenant, its agents, employees, invitees and guests, shall have the right of ingress and egress to common and public areas of the building, provided Landlord by reasonable regulation may control such access for the comfort, convenience and protection of all Tenants in the building.

    15. DEFAULT. If Tenant fails to pay all Rent as provided in this lease within ten (10) days of its due date, breaches any other agreement or obligation herein set forth, files (or has filed against it) any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar actions), either in state or federal court, then in addition to any other lawful right or remedy which it may have, Landlord may do the following: (a) declare the rent for the balance of the term immediately due and payable, and collect the same by distress or otherwise;
(b) seize and hold any personal property of Tenant located on the Demised Premises and assert against the same a lien for monies due Landlord; (c) without obtaining any court authorization, lock up the Demised Premises and deny Tenant access thereto; (d) terminate this lease, or repossess the Demised Premises, and with or without terminating, relet the same at such amount as Landlord deems reasonable, and if the amount is less than Tenant's rent, Tenant shall immediately pay the difference on demand to Landlord, but if in excess of Tenant's rent, the entire amount shall belong to Landlord free of any claim of Tenant thereto. All expenses of Landlord in repairing, restoring or altering the premises for reletting, together with expenses in seeking and obtaining a new Tenant, shall be charged to and a liability of Tenant.

     16. QUIET ENJOYMENT. If Tenant promptly and punctually complies with each of its obligations hereunder, it shall peacefully have and enjoy the possession of the Demised Premises during the term herein providing that no action of Landlord in work in other space in the building, or in repairing or restoring the leased space, shall be deemed a breach of this covenant, or give Tenant any right to modify this lease either as to term, rent payable, or other obligations to perform. However, Landlord shall not be responsible or liable to Tenant for injury or damage resulting from acts or omissions of persons occupying property adjacent to the demised premises or any part of the building in which the demised premises are a part, or for injury or damage resulting to Tenant or its property from bursting, stoppage or leaking of water, gas, sewer or steam pipes, except where such loss or damage arises from the wilful or negligent misconduct of Landlord, or from failure of Landlord to make repairs it is obligated hereunder to make.

     17. SECURITY DEPOSIT. Landlord acknowledges receipt from Tenant of the sum of NONE, which sum Landlord shall retain as security for the performance by Tenant of each of its obligations hereunder. If Tenant fails at any time to perform its obligations Landlord may at its option apply said deposit, or so much thereof as is required, to cure Tenant's default, but if prior to the termination of this lease Landlord depletes said deposit in whole or in part, Tenant shall immediately restore the amount so used by Landlord. This deposit shall not bear interest, and unless the Landlord uses the same to cure a default of Tenant, or to restore the premises to the condition that Tenant is required to leave them at the conclusion of the term, Landlord shall within thirty (30) days of the termination of the lease refund so much of the deposit as it continues to hold to Tenant.

     18. NOTICES. Any notices which Landlord or Tenant is required or desires to give to other shall be deemed sufficiently given or rendered if, in writing, is delivered personally, or sent by certified or registered mail, postage prepaid, to the address listed after the respective signatures on the last page of this lease. Any notice given herein shall be deemed delivered when the return receipt therefor is signed, or refusal to accept the mailing by the addressee is noted thereon by the postal authorities.

     19. COMMISSION. The Landlord agrees to pay Carolantic Realty, Inc. a
commission for securing this lease of     percent ( %) of the monthly rent as
it is collected. Carolantic Realty, Inc. shall be responsible for collecting rent and forwarding to Landlord the portion of the rent due him within five work days after receiving the rent.

     21. CONDEMNATION. If the whole or as much as twenty (20%) per cent of the demised premises is taken by any governmental agency or corporation vested with the right of exercise of eminent domain, whether such taking be effected by Court action or by settlement with the agency exercising or threatening to exercise such power and if the property so taken renders the remainder of said property unfit for the use thereof by Tenant, then Tenant shall have the option to terminate this lease, which option must be exercised within sixty (60) days of such taking. If the Tenant shall not so elect to terminate, or if the taking does not interfere with Tenant's use of the premises to the extent Tenant does not have an option to terminate, there shall be an adjustment of the annual rental reflecting on a pro-rata basis any reduction in Tenant's leased space. All of the condemnation award except for damage to or the taking of Tenant's personal property and Tenant's relocation award, if any, shall be the Landlord's.

22. OTHER CONDITIONS:

1. The tenant shall have fifteen days after receipt of written notice by Landlord to rent adjacent space in the building at the same terms and conditions as it is being offered to other parties. This is a right of first refusal on the adjacent space, which the tenants shall waive on each occurrence if vacant space if it does not notify the Landlord in writing within the fifteen day period stipulated above.

2. The Landlord agrees to construct a commercial building at the southwest corner of Germanntown Road on NC-54 according to the plans called Exhibit A and to construct interior improvements having 36% office space, 44% production space, and 20% open office space within the area of the building shown by Exhibit B and being the same quality and finish as the tenants Pylon Park facility for each area.

23. MISCELLANEOUS. Headings of paragraphs are for convenience only and shall not be considered in construing the meaning of the contents of such paragraph. The invalidity of any portion of this lease shall not have any effect on the balance hereof. Should Landlord institute any legal proceedings against Tenant for breach of any provision herein contained, and prevail in such action, Tenant shall in addition be liable for the costs and expenses of Landlord, including its reasonable attorney's fees. This agreement shall be binding upon the respective parties hereto, and upon their heirs, executors, successors and assigns. This agreement supersedes and cancels all prior negotiations between the parties, and changes shall be in writing signed by the party affected by such change. Linings on drapes visible from the exterior shall be of a color approved by Landlord. Landlord reserves the right to promulgate (and change from time to time) regulations it deems appropriate for the common use and benefit of all tenants, with which regulations Tenant shall comply. Landlord may sell the premises without affecting the obligations of Tenant hereunder. This lease may not by recorded without Landlord's prior consent, but Tenant agrees on request of Landlord to execute a memorandum hereof for recording purposes. The singular shall include the plural, and the masculine or neuter includes the other.

    IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in duplicate originals, all as of the day and year first above written.

TENANT:                                     LANDLORD:
   Logical Design Group, Inc.                  Teal Properties
----------------------------------          -----------------------------------
by: /s/ James Kenneth Boyett                By: /s/ Jack A. Williamson
----------------------------------          -----------------------------------

----------------------------(SEAL)          -----------------------------(SEAL)

----------------------------(SEAL)          -----------------------------(SEAL)

ADDRESS:                                    ADDRESS:
  P O BOX 33812                               P.O. Box 1550
  RALEIGH, NC                                 Raleigh, NC 27602
             27606

ATTEST:                                     ATTEST:

----------------------------------          -----------------------------------
-------------------------------------------------------------------------------

I, __________________________, a notary public of ______________________ County

-------------------------------------------------------------------------------

I, __________________________, a notary public of ______________________ County

North Carolina hereby certify that ___________________________________ appeared personally before me this ______ day of ______________________ and acknowledges the due execution of the foregoing agreement.

My commission expires _________________________________________________________
                                                           Notary

-------------------------------------------------------------------------------

I, __________________________, a notary public of ______________________ County

North Carolina hereby certify that ___________________________________ appeared personally before me this ______ day of ______________________ and acknowledges the due execution of the foregoing agreement.

My commission expires _________________________________________________________
                                                           Notary

-------------------------------------------------------------------------------